SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2003


                           Structured Products Corp.

             (Exact name of registrant as specified in its charter)


Delaware                33-55860/   13-3692801
--------                ---------   ----------
                        33-357357/  33-389080
                        ---------   ---------

(State or other        (Commission     (IRS Employer
jurisdiction of        File            Identification
incorporation or       Number)         Number)
organization)

388 Greenwich Street, New York, New York                   10013
-----------------------------------------------------------------
(Address of principal  executive offices)               (Zip Code)
Registrant's telephone number including area code  (212) 816-7496.
                                                   ---------------

Item 1.    Changes in Control of Registrant.

           Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not Applicable.

Item 3.    Bankruptcy or Receivership.

           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not Applicable.

Item 5.    Other Events.

           Not Applicable.

Item 6.    Resignations of Registrant's Directors.

           Not Applicable.

Item 7.    Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's   Report   with   respect  to  the  July  1,  2003
                    Distribution Date for the CorTS Trust IV for Aon Capital A

 Item 8.   Change in Fiscal Year

           Not Applicable.

Item 9.    Regulation FD Disclosure

           Not Applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               By:  /s/ John W. Dickey

                                               ---------------------------------
                                               Name:  John W. Dickey
                                               Title: Authorized Signatory



July 9, 2003

EXHIBIT INDEX


Exhibit                                                         Page
-------                                                         ----

   1    Trustee's Report with respect to the July 1, 2003         5
        Distribution Date for the CorTS Trust IV for Aon
        Capital A

                                   Exhibit 1

To the Holders of:
CorTS Trust IV for Aon Capital A
8% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  22082Y209     Class:A
*CUSIP:  22082YAA8     Class:B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust IV for Aon Capital A, hereby gives notice with respect to the Distribution Date of July 1, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

         Class       Principal     Interest      Total Distribution
         -----       ---------     --------      ------------------
         A           $ 0.000000    $ 0.722222    $ 0.722222
         B           $ 0.000000    $ 0.740278    $ 0.740278

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $61,690,000 aggregate principal amount of Aon Capital A 8.205% Capital Securities, due January 1, 2027 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 2,467,600 Class A Certificates representing $61,690,000 aggregate Certificate Principal Balance and $61,690,000 aggregate Notional Amount of Class B Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.